PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Wadhwani Systematic Absolute Return Fund

(the "Fund")

Supplement dated May 9, 2024

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Mr. Michael Dicks, a portfolio manager of the Fund, is on a medical leave of absence from PGIM Wadhwani LLP and a timetable for his return is not set. During his leave he will not be serving as Portfolio Manager. Effective immediately, Mr. Apostolos Katsaris is added to the Fund's portfolio management team. Mr. Katsaris and Mr. Tom Andrews will assume the roles of acting Co-Chief Investment Officers of PGIM Wadhwani LLP.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.All references to Mr. Dicks are removed from the Fund's Summary Prospectus, Prospectus and SAI effective immediately.

2.The tables in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" are hereby revised by adding the information set forth below with respect to Mr. Katsaris:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Wadhwani	Apostolos	Co-Chief Investment	May 2024
LLC	LLP	Katsaris	Officer

3.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers" is hereby revised by adding the following professional biography for Mr. Katsaris:

Apostolos Katsaris, PhD is Acting Co-Chief Investment Officer for PGIM Wadhwani. Previously, he was a Senior Client Portfolio Manager for PGIM Wadhwani. In this capacity, he served as a subject matter expert and performed portfolio research and analysis. Prior to joining PGIM Wadhwani, he worked at CdR Capital Ltd, where he was CIO of CdR Wealth and CdR Asset Management. Previously, he spent seven years at Albourne, where he built and led the Dynamic Beta team. In previous roles, he was Head of Quantitative Research at Caliburn Capital Partners and a risk management consultant for Schroders. Before joining the industry, he was an academic with his research focusing on speculative bubbles and financial crashes. He graduated from the Athens University of Economics and Business with an MSc in International and European Economics. He also has an MSc International Securities, Investment and Banking and a PhD in Finance from the University of Reading.

4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised as follows:

Subadviser	Portfolio Managers	Registered	Other Pooled	Other
		Investment	Investment	Accounts***/
		Companies/Total	Vehicles**/ Total	Total Assets
		Assets*	Assets
PGIM Wadhwani LLP	Tom Andrews1	None	5/$1,136,330,000	3/$154,630,000
	Crispin Walker-Buckton1	None	5/$1,136,330,000	3/$154,630,000
	Apostolos Katsaris1	None	5/$1,136,330,000	3/$154,630,000

*Accounts are managed on a team basis. If a portfolio manager is a member of a team, the number of accounts and the total assets are presented in the aggregate for the team.

**PGIM Wadhwani "Other Pooled Investment Vehicles" includes all other collective and commingled funds managed by the individual or a team of individuals.

***PGIM Wadhwani "Other Accounts" includes single client accounts and managed accounts (which are counted as one account per managed account platform). The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters. 1Information is as of April 30, 2024.

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5.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Katsaris:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other
Financial Interests in the Funds
and Similar Strategies*

PGIM Wadhwani LLP	Apostolos Katsaris1	None

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other registered investment companies and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Apostolos Katsaris's investment in the Fund as of April 30, 2024 is as follows: None.

1Information is as of April 30, 2024.

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